EXHIBIT 10.27

FORM OF

COHEN BROTHERS, LLC

RESTRICTED UNIT AWARD

This is a Restricted Unit Award dated                     , 20     from Cohen Brothers, LLC (the “Company”) to                      (“Grantee”).

1. Definitions. Terms not defined herein shall have the meaning ascribed to them in the Plan. As used herein:

(a) “Award” means the award of Restricted Units hereby granted.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Date of Grant” means                                 , the date on which the Company awarded the Restricted Units.

(d) “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined in the sole discretion of the Company.

(e) “Employer” means the Company.

(f) “Member” means a person subject to the rights and obligations as a member of the Company under the terms of the Operating Agreement.

(g) “Plan” means the Cohen Brothers, LLC 2009 Equity Award Plan, as may be amended from time to time.

(h) “Restriction Period” means, with respect to each Restricted Unit, the period beginning on the Date of Grant and ending on the applicable Vesting Date.

(i) “Restricted Units” means the contractual right to receive                     (        ) Membership Units which are the subject of the Award hereby granted.

(j) “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as in effect from time to time.

(k) “Securities Act” means the Securities Act of 1933, as amended.

(l) “Vesting Date” means the following: [appropriate time and performance vesting criteria to be determined for each Award], or the date of a Change of Control.

The Committee, in its sole discretion, may at any time accelerate the Vesting Date with respect to Restricted Units granted hereunder. Any such acceleration may be subject to such conditions and limitations as the Committee may determine.

(m) “1934 Act” means the Securities Exchange Act of 1934, as amended.

2. Grant of Restricted Units. Subject to the terms and conditions set forth herein, the Company hereby grants to Grantee the Restricted Units and Grantee hereby acknowledges and agrees to the restrictions on the Restricted Units. The terms and conditions of the Plan are and automatically shall be incorporated herein by reference and made a part hereof. Notwithstanding the foregoing, this Agreement shall control in the event of any conflict with any terms of the Plan.

3. Restrictions on Restricted Units. Subject to the terms and conditions set forth herein and notwithstanding any other agreement to which the Grantee is a party, during the Restriction Period, Grantee shall not be permitted to sell, transfer, pledge, hypothecate, assign or otherwise dispose of the Restricted Units. Any attempted sale, transfer, pledge, hypothecation, assignment or other disposition of any Restricted Units in violation of this Agreement shall be void and of no effect, and the Company shall have the right to disregard any such transfer on its books and records and to issue “stop transfer” instructions to its transfer agent, if any.

4. Lapse of Restrictions. Subject to the terms and conditions set forth herein, the restrictions set forth in Paragraph 3 on the Restricted Units shall lapse on the Vesting Date, provided that throughout the Restriction Period Grantee has continuously been employed by the Company. If Grantee’s employment with the Company terminates during the Restriction Period as a result of death or Disability, the restrictions on the remaining Restricted Units shall lapse as of the date of such termination of employment. Upon the lapse of the restrictions with respect to the applicable Restricted Units, the Grantee’s ability to hold, sell, transfer, pledge, assign or otherwise encumber the Membership Units issued as result of the vesting of the Restricted Units shall be subject to the terms of the Operating Agreement.

5. Forfeiture of Restricted Units. If Grantee ceases to be employed by the Company during the Restriction Period for any reason other than death or Disability, Grantee shall forfeit any remaining Restricted Units as of the date of such termination of employment. Upon a forfeiture of the remaining Restricted Units as provided in this Paragraph 5, the remaining Restricted Units shall be deemed canceled.

6. Rights of Grantee Upon the Merger. Upon the consummation of the Merger, Restricted Units shall be accorded the treatment set forth in the Plan.

7. Notices. Any notice to the Company under this Award shall be made in care of the Board at the Company’s office in Philadelphia, Pennsylvania and any notice to the Grantee shall be sent to the Grantee at the address set forth in the “Acknowledgment” to this Award. All notices under this Award shall be deemed to have been given when hand-delivered or mailed, first class postage prepaid, and shall be irrevocable once given.

8. Applicable Laws. The Company may from time to time impose any conditions on the Restricted Units as it deems necessary or advisable to ensure that the Award satisfies the conditions of Rule 16b-3, and that Restricted Units are issued and resold in compliance with the Securities Act. In addition, the grant of Restricted Units is intended to comply with the requirements of Section 409A of the Code, and, to the extent that further guidance is issued under Section 409A of the Code after the date of this Award, the Company may make any changes to this Award as are necessary to bring this Award into compliance with Section 409A of the Code and the Treasury regulations issued thereunder.

9. Issuance of Membership Units. Except as otherwise provided in Paragraph 8, upon the respective Vesting Dates, the Company shall notify Grantee that the restrictions on the applicable portion of the Restricted Units have lapsed and within ten (10) business days following each Vesting Date, but in no event later than the March 15th of the calendar year following the Vesting Date, the Company shall reflect the issuance to Grantee of the Membership Units underlying the Restricted Units.

10. Award Not to Affect Employment. The Award granted hereunder shall not confer upon Grantee any right to continue in the employment of the Company or any affiliate of the Company.

11. Securities Laws Representations.

(a) Restricted Nature of Securities. The Grantee acknowledges that the Restricted Units, and any security underlying the Restricted Units or which such Restricted Units are convertible into, have not been and will not, except in the sole discretion of the issuer of such security, be registered under the Securities Act or any other state securities laws, and therefore may not be resold without compliance with the Securities Act. The Restricted Units, and any security underlying the Restricted Units or which such Restricted Units are convertible into, are being acquired solely for Grantee’s own respective account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of them in connection with a distribution.

The Grantee covenants, warrants and represents that none of the Restricted Units, or any security underlying the Restricted Units or which such Restricted Units are convertible into, issued to Grantee will be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the Securities Act, the rules and regulations of the Securities and Exchange Commission and applicable state securities laws.

(b) The Grantee has had an adequate opportunity to ask questions and receive answers from the Company concerning any and all matters relating to the transactions described herein including, without limitation, the background and experience of the current and proposed management of the Company, the plans for the operations of the business of the Company, including the Merger, and the business, operations and financial condition of the Company. The Grantee acknowledges that he or she has adequate information concerning the restrictions placed upon the Restricted Units, and any security underlying the Restricted Units or which such Restricted Units are convertible into, hereunder.

12. Miscellaneous.

(a) Undertakings. Grantee hereby agrees to make appropriate arrangements for the withholding of any taxes which may be due with respect to Membership Units underlying the Restricted Units and the Grantee agrees in writing to be bound by the terms of the Operating Agreement. The Company may condition issuance of the Membership Units upon the prior receipt from Grantee of any undertakings which it may determine are required to assure that the Membership Units are being issued in compliance with Federal and state securities laws. Upon issuance of the Membership Units, the Grantee’s ability to hold, sell, transfer, pledge, assign or otherwise encumber the Membership Units shall be subject to the terms of the Operating Agreement.

(b) Binding Effect. Subject to the limitations set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

(c) Entire Agreement; Amendments. This Agreement, together with the Plan, constitutes the entire agreement between the parties with respect to the Award and cannot be changed or terminated orally. No modification or waiver of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

(d) Counterparts. This Agreement may be executed in one or more counterparts, both of which taken together shall constitute one and the same agreement.

(e) Governing Law. This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the internal laws of the State of Delaware, without regard for the conflicts of laws principles thereof.

(f) Severability. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

(g) Section Headings. The captions and section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

(h) Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

(i) Legal Counsel. The Grantee and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

COHEN BROTHERS, LLC

By:

Attest:
[ ]

ACKNOWLEDGMENT

The Grantee acknowledges receipt of the Restricted Unit Award, a copy of which is attached hereto; represents that he or she has read and is familiar with the terms and provisions thereof; hereby accepts this Grant subject to all of the terms and provisions thereof. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board and/or Committee upon any questions arising hereunder.

Date:
Signature of Grantee

Name of Grantee

Address

City, State, Zip Code

THE RESTRICTED UNITS, AND ANY SECURITY UNDERLYING THE RESTRICTED UNITS OR WHICH SUCH RESTRICTED UNITS ARE CONVERTIBLE INTO, REPRESENTED BY THIS GRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.